UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: December 18, 2006

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                              X-RITE, INCORPORATED

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          Michigan                      000-14800                38-1737300
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              4300 44th Street S.E.
                          Grand Rapids, Michigan 49512
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (800) 248-9748

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2006, the Board of Directors of X-Rite, Incorporated (the "Company"), based upon the recommendation of the Compensation Committee of the Board of Directors, authorized and approved the grant to Thomas J. Vacchiano, the Company's President and Chief Executive Officer, on December 18, 2006 (the "Grant Date") of options to purchase 125,000 shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), pursuant to the Company's 2006 Omnibus Long Term Incentive Plan at an exercise price equal to $11.25, the last reported sales price of the Common Stock on the Grant Date (the "Options"). The Options will vest ratably over a period of three (3) years with one-third of the Options vesting on December 18 of each year commencing on December 18, 2007 and ending on December 18, 2009.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                                     X-RITE, INCORPORATED


Dated: December 19, 2006                             By: /s/ Mary E. Chowning
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                                                         Mary E. Chowning
                                                         Chief Financial Officer